Exhibit 99.1

Guidewire Software Announces Second Quarter Fiscal 2017 Financial Results

Foster City, CA - March 2, 2017 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended January 31, 2017.

“Revenue and profitability exceeded our guidance for the second quarter,” said Marcus Ryu, chief executive officer, Guidewire Software. “Customer demand was healthy this quarter and our performance further benefited from a few license wins closing earlier than anticipated.”

Ryu continued, “Our recently completed acquisition of ISCS enlarges our total addressable market with an all-in-one core option which we have renamed InsuranceNow. Similar to our recently acquired solutions for Underwriting Management and Predictive Analytics, we will offer InsuranceNow as a cloud-based solution, continuing our strategy of delivering a growing portion of our platform as cloud services.”

Second Quarter Fiscal 2017 Financial Highlights

Revenue

•
License and other revenue for the second quarter of fiscal 2017 was $64.1 million, an increase of 20% from the second quarter of fiscal 2016. Maintenance revenue was $16.6 million, an increase of 16% and services revenue was $35.0 million, an increase of 1%. Total revenue was $115.6 million, an increase of 13% from the same quarter in fiscal 2016.

•
License and other revenue for the six months ended January 31, 2017 was $102.8 million, an increase of 20% from the comparable period in fiscal 2016. Maintenance revenue was $33.1 million, an increase of 17% and services revenue was $73.8 million, an increase of 5%. Total revenue was $209.7 million, an increase of 14% from the same period in fiscal 2016.

•	Rolling four-quarter recurring term license and maintenance revenue was $285.3 million as of January 31, 2017, an increase of 20% compared to the same metric as of January 31, 2016.
Profitability

•	GAAP operating income was $8.2 million for the second quarter of fiscal 2017, compared with $7.7 million in the comparable period in fiscal 2016.

•	Non-GAAP operating income was $28.4 million for the second quarter of fiscal 2017, compared with $24.6 million in the comparable period in fiscal 2016.

•
GAAP net income was $4.0 million for the second quarter of fiscal 2017, compared with net income of $0.9 million for the comparable period in fiscal 2016. GAAP net income per share was $0.05, based on diluted weighted average shares outstanding of 74.8 million, compared with net income of $0.01 per share for the comparable period in fiscal 2016, based on diluted weighted average shares outstanding of 73.4 million.

•
Non-GAAP net income was $20.6 million for the second quarter of fiscal 2017, compared with $17.8 million in the comparable period in fiscal 2016. Non-GAAP net income per diluted share was $0.28, based on diluted weighted average shares outstanding of 74.8 million, compared with $0.24 in the comparable period in fiscal 2016, based on diluted weighted average shares outstanding of 73.4 million.

Balance Sheet

•
The Company had $728.9 million in cash, cash equivalents and investments at January 31, 2017, compared with $735.8 million at July 31, 2016. The Company generated $42.6 million cash from operations in the second quarter of fiscal 2017, compared with cash flow from operations of $37.9 million in the comparable period in fiscal 2016.

Business Outlook
Guidewire is issuing the following outlook for the third quarter and fiscal 2017, based on current expectations:

(in $ millions, except per share outlook)	Third Quarter Fiscal 2017			Full Year Fiscal 2017
Revenue	102.0	–	106.0	491.0	–	499.0
License and other revenue	43.0	–	45.0	256.0	–	262.0
Maintenance revenue	16.0	–	17.0	66.0	–	68.0
Services revenue	42.0	–	45.0	166.0	–	172.0
GAAP operating income	(28.1)	–	(24.1)	(14.6)	–	(6.6)
Non-GAAP operating income	(6.0)	–	(2.0)	70.0	–	78.0
GAAP net income	(22.8)	–	(19.6)	(9.0)	–	(3.1)
GAAP net income per share	(0.31)	–	(0.26)	(0.12)	–	(0.04)
Non-GAAP net income	(3.7)	–	(1.2)	50.1	–	55.6
Non-GAAP net income per share	(0.05)	–	(0.02)	0.67	–	0.74
Guidewire continues to target term license revenue growth of 20% or higher for the current fiscal year. Non-GAAP operating income and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets.

Conference Call Information

What:	Guidewire Software Second Quarter Fiscal 2017 Financial Results Conference Call

When:	Thursday, March 2, 2017

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(888) 684-1280, Domestic
(913) 312-0868, International

Replay:	(844) 512-2921, Passcode 3047525, Domestic
(412) 317-6671, Passcode 3047525, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income, Non-GAAP net income per share and Non-GAAP tax provision. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property and Casualty (P&C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements - core operations, data and analytics, and digital engagement - into a technology platform that enhances insurers’ ability to engage and empower their customers and employees. More than 260 P&C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments and the benefits of our acquisition. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	January 31, 2017	July 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$225,363	$223,582
Short-term investments	357,442	404,655
Accounts receivable	64,626	62,792
Prepaid expenses and other current assets	23,868	16,643
Total current assets	671,299	707,672
Long-term investments	146,125	107,565
Property and equipment, net	11,738	12,955
Intangible assets, net	26,510	14,204
Deferred tax assets, net	41,521	31,364
Goodwill	45,605	30,080
Other assets	9,116	12,338
TOTAL ASSETS	$951,914	$916,178
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$8,269	$9,929
Accrued employee compensation	25,762	41,267
Deferred revenues, current	86,572	60,270
Other current liabilities	7,972	7,617
Total current liabilities	128,575	119,083
Deferred revenues, noncurrent	2,774	9,745
Other liabilities	2,866	3,415
Total liabilities	134,215	132,243
STOCKHOLDERS’ EQUITY:
Common stock	7	7
Additional paid-in capital	781,635	742,690
Accumulated other comprehensive loss	(7,890)	(6,593)
Retained earnings	43,947	47,831
Total stockholders’ equity	817,699	783,935
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$951,914	$916,178

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended January 31,		Six Months Ended January 31,
	2017	2016	2017	2016
Revenues:
License and other	$64,075	$53,376	$102,796	$85,716
Maintenance	16,582	14,256	33,114	28,269
Services	34,964	34,497	73,838	70,424
Total revenues	115,621	102,129	209,748	184,409
Cost of revenues: (1)
License and other	2,781	1,577	5,211	2,741
Maintenance	3,079	2,636	6,404	5,111
Services	34,951	30,688	71,215	62,219
Total cost of revenues	40,811	34,901	82,830	70,071
Gross profit:
License and other	61,294	51,799	97,585	82,975
Maintenance	13,503	11,620	26,710	23,158
Services	13	3,809	2,623	8,205
Total gross profit	74,810	67,228	126,918	114,338
Operating expenses: (1)
Research and development	30,025	25,409	60,775	51,081
Sales and marketing	23,520	22,661	49,020	41,952
General and administrative	13,060	11,456	27,220	22,566
Total operating expenses	66,605	59,526	137,015	115,599
Income (loss) from operations	8,205	7,702	(10,097)	(1,261)
Interest income	1,544	758	2,886	1,454
Other income (expense), net	335	(1,182)	(346)	(965)
Income (loss) before income taxes	10,084	7,278	(7,557)	(772)
Provision for (benefit from) income taxes	6,110	6,365	(3,673)	(55)
Net income (loss)	$3,974	$913	$(3,884)	$(717)
Net income (loss) per share:
Basic	$0.05	$0.01	$(0.05)	$(0.01)
Diluted	$0.05	$0.01	$(0.05)	$(0.01)
Shares used in computing net income (loss) per share:
Basic	73,738,810	71,779,496	73,516,140	71,511,198
Diluted	74,793,240	73,402,064	73,516,140	71,511,198

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended January 31,		Six Months Ended January 31,
	2017	2016	2017	2016
	(unaudited, in thousands)
Stock-based compensation expenses:
Cost of license revenue	$90	$103	$141	$192
Cost of maintenance revenues	436	380	849	719
Cost of services revenues	4,815	4,673	9,510	9,036
Research and development	4,650	3,911	9,117	7,583
Marketing and sales	4,283	3,616	8,506	7,046
General and administrative	4,313	3,862	8,341	7,116
Total stock-based compensation expenses	$18,587	$16,545	$36,464	$31,692

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended January 31,		Six Months Ended January 31,
	2017	2016	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$3,974	$913	$(3,884)	$(717)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,309	1,751	6,383	3,542
Stock-based compensation	18,587	16,545	36,464	31,692
Excess tax benefit from exercise of stock options and vesting of restricted stock units	—	(91)	—	(566)
Deferred tax assets	4,885	5,202	(5,617)	(1,703)
Amortization of premium on available-for-sale securities	397	961	860	1,838
Other non-cash items affecting net income (loss)	4	5	8	23
Changes in operating assets and liabilities:
Accounts receivable	(9,505)	(5,417)	(823)	2,221
Prepaid expenses and other assets	(3,880)	(1,237)	(3,689)	(2,308)
Accounts payable	(2,617)	1,151	(1,715)	(1,391)
Accrued employee compensation	6,216	4,876	(15,084)	(14,964)
Other liabilities	636	918	(615)	(121)
Deferred revenues	20,553	12,343	17,361	9,484
Net cash provided by operating activities	42,559	37,920	29,649	27,030
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(90,718)	(146,654)	(291,611)	(341,990)
Sales of available-for-sale securities	141,508	132,640	298,671	321,507
Purchase of property and equipment	(143)	(851)	(2,617)	(3,867)
Acquisition of business, net of acquired cash	59	—	(33,534)	—
Net cash used in (provided by) investing activities	50,706	(14,865)	(29,091)	(24,350)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	922	2,526	2,034	3,989
Taxes remitted on RSU awards vested	—	(614)	—	(1,488)
Excess tax benefit from exercise of stock options and vesting of restricted stock units	—	91	—	566
Net cash provided by financing activities	922	2,003	2,034	3,067
Effect of foreign exchange rate changes on cash and cash equivalents	113	(867)	(811)	(1,187)
NET CHANGE IN CASH AND CASH EQUIVALENTS	94,300	24,191	1,781	4,560
CASH AND CASH EQUIVALENTS—Beginning of period	131,063	192,731	223,582	212,362
CASH AND CASH EQUIVALENTS—End of period	$225,363	$216,922	$225,363	$216,922

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
	2017	2016	2017	2016
Income (loss) from operations reconciliation:
GAAP net income (loss) from operations	$8,205	$7,702	$(10,097)	$(1,261)
Non-GAAP adjustments:
Stock-based compensation (1)	18,587	16,545	36,464	31,692
Amortization of intangibles (1)	1,656	360	3,094	720
Non-GAAP income from operations	$28,448	$24,607	$29,461	$31,151

Net income (loss) reconciliation:
GAAP net income (loss)	$3,974	$913	$(3,884)	$(717)
Non-GAAP adjustments:
Stock-based compensation (1)	18,587	16,545	36,464	31,692
Amortization of intangibles (1)	1,656	360	3,094	720
Non-GAAP tax impact (2)	(3,591)	26	(13,927)	(9,098)
Non-GAAP net income	$20,626	$17,844	$21,747	$22,597

	Three Months Ended January 31,		Six Months Ended January 31,
	2017	2016	2017	2016
Tax provision (benefits) reconciliation:
GAAP tax provision (benefits)	$6,110	$6,365	$(3,673)	$(55)
Non-GAAP adjustments:
Stock-based compensation	5,948	5,143	11,669	10,142
Amortization of intangibles	530	111	990	230
ISO deduction	32	108	54	167
Tax effect on GAAP profit before taxes due to different tax rates between GAAP and non-GAAP	(2,919)	(5,388)	1,214	(1,441)
Non-GAAP tax provision	$9,701	$6,339	$10,254	$9,043

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
Earnings per share reconciliation:	2017	2016	2017	2016
GAAP earnings per share - Diluted	$0.05	$0.01	$(0.05)	$(0.01)
Amortization of intangibles acquired in business combinations	0.02	0.01	0.04	0.01
Stock-based compensation	0.25	0.23	0.50	0.44
Less tax benefit of non GAAP items	(0.04)	—	(0.19)	(0.13)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	—	(0.01)	(0.01)	—
Non-GAAP earnings per share - Diluted	$0.28	$0.24	$0.29	$0.31

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended January 31,		Six Months Ended January 31,
Shares used in computing non-GAAP per share amounts:	2017	2016	2017	2016
GAAP Weighted average shares - Diluted	74,793,240	73,402,064	73,516,140	71,511,198
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	—	—	1,258,762	1,711,132
Pro forma weighted average shares - Diluted	74,793,240	73,402,064	74,774,902	73,222,330

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Third Quarter Fiscal 2017			Full Year Fiscal 2017
Outlook reconciliation: GAAP and non-GAAP operating income/(loss)
GAAP operating income/(loss)	(28.1)	–	(24.1)	(14.6)	–	(6.6)
Non-GAAP adjustments:
Stock-based compensation	17.0	–	18.0	70.8	–	73.8
Amortization of intangibles	4.4	–	4.9	11.8	–	12.8
Non-GAAP income from operations	(6.0)	–	(2.0)	70.0	–	78.0

Outlook reconciliation: GAAP and non-GAAP net income/(loss)
GAAP net income/(loss)	(22.8)	–	(19.6)	(9.0)	–	(3.1)
Non-GAAP adjustments:
Stock-based compensation	17.0	–	18.0	70.8	–	73.8
Amortization of intangibles	4.4	–	4.9	11.8	–	12.8
Non-GAAP tax impact	(2.9)	–	(3.7)	(25.6)	–	(26.0)
Non-GAAP net income	(3.7)	–	(1.2)	50.1	–	55.6